THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION S SUBSCRIPTION
AND DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is made effective as of the 15th day of June, 2009.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE TO THIS AGREEMENT

(hereinafter called the "Subscriber")

OF THE FIRST PART

AND:

CANYON COPPER CORP., a Nevada corporation, with a corporate office at Suite 408 - 1199 West Pender Street, Vancouver, BC V6E 2R1

(hereinafter called the “Corporation")

OF THE SECOND PART

WHEREAS:

A.                       The Corporation is indebted to the Subscriber in the principal amount of US $125,000, plus interest of US $31,280.84, for an aggregate indebtedness of US $156,280.84 (the "Indebtedness"); and

B.                       The Subscriber and the Corporation wish to settle the amounts owed by the Corporation to the Subscriber by the issuance of shares of the Corporation’s common stock and share purchase warrants to acquire additional shares of the Corporation’s common stock on the terms and conditions set out in this Agreement,

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                       DEFINITIONS

1.1                     The following terms will have the following meanings for all purposes of this Agreement:

(a)	"Agreement" means this Agreement, and all appendices, schedules and amendments to the Agreement.

(b)	“Common Stock” means the common stock of the Corporation, par value $0.00001 per share.

(c)	"Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

(d)

“Indebtedness” means the total of the amounts owed by the Corporation to the Subscriber including all principal and interest on any loans, advances, promissory notes, or other obligations of the Corporation to the Subscriber.

(e)	“Offering" means the offering of the Units by the Corporation.

(f)	“Purchase Price” means the purchase price for the Units as set out in Section 2.1 of this Agreement.

(g)	"SEC" means the United States Securities and Exchange Commission.

(h)	"Securities Act" means the United States Securities Act of 1933, as amended.

(i)	"Shares" means those shares of Common Stock to be issued by the Corporation to the Subscriber subject to the terms and conditions of this Agreement, and comprising a portion of the Units.

(j)	“Unit” means a unit consisting of one (1) Share and one-half (1/2) Warrant.

(k)

“Warrant” means one full share purchase warrant entitling the holder to purchase one additional share of Common Stock at a price of US $0.06 per share during the period from the date of issue to the date that is two (2) years from the date of issue, and comprising a portion of the Units.

(l)	“Warrant Shares” means the shares of Common Stock issuable upon the proper exercise of the Warrants.

1.2                     All dollar amounts referred to in this agreement are in United States Dollars, unless expressly stated otherwise.

2.                       PURCHASE AND SALE OF SHARES

2.1                     Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation 3,907,021 Units at a price equal to US $0.04 per Unit, or US $156,280.84 in the aggregate. Upon execution of this Agreement by the Subscriber, the subscription by the Subscriber for the Units set out above will be irrevocable.

2.2                     Notwithstanding any other provision of this Agreement, the Corporation’s obligation to issue Units to the Subscriber under the terms of this Agreement is conditional upon the Offering and the sale of the Units to the Subscriber complying with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. The Subscriber agrees to deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.3                     The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

3.                       SETTLEMENT OF INDEBTEDNESS

3.1                     The Corporation and the Subscriber agree to offset the full amount of the Purchase Price against the full amount of the Indebtedness.

3.2                     Forthwith upon the execution of this Agreement by the Subscriber and the Corporation, the Corporation agrees to deliver to the Subscriber a share certificate and a warrant certificate representing the Shares and Warrants issuable under this Agreement.

3.3                     Upon the delivery by the Corporation of the share and warrant certificates representing the Shares and Warrants issuable under this Agreement, the Subscriber agrees to remise, release and forever discharge the Corporation and its directors, officers, servants and agents (collectively the “Releasees”) from any and all debts, obligations, claims, demands, dues, actions and causes of action whatsoever, at law or in equity, and whether known or unknown, suspected or unsuspected which the Subscriber has or may in the future have against the Releasees or any of them with respect to any matter relating to the Indebtedness.

4.                       REGULATION S AGREEMENTS OF THE SUBSCRIBER

4.1                     The Subscriber represents and warrants to the Corporation that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Units for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Securities Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(g)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(h)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

4.2                     The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Units was received.

4.3                     The Subscriber acknowledges that the Units, the Shares, the Warrants and the Warrant Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

4.4                     The Subscriber agrees not to engage in hedging transactions with regard to the Units, the Shares, the Warrants or the Warrant Shares unless in compliance with the Securities Act.

4.5                     The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Units, the Shares, the Warrants or the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

4.6                     The Subscriber agrees to resell the Units, the Shares, the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

4.7                     The Subscriber acknowledges and agrees that all certificates representing the Units, the Shares, the Warrants and the Warrant Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

5.                       REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber, represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such representations and warranties in entering into this Agreement:

5.1                     The Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Units, the Shares, the Warrants and the Warrant Shares. The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Units, the Shares, the Warrants or the Warrant Shares.

5.2                     The Subscriber has had full opportunity to review the Corporation’s periodic filings with the SEC pursuant to the Securities Act and the Securities Exchange Act of 1934, including the Corporation’s Annual Reports, Quarterly Reports and Current Reports and additional information regarding the business and financial condition of the Corporation. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units, the Shares, the Warrants or the Warrant Shares. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement.

5.3                     The Subscriber acknowledges that the offering of the Units, the Shares, the Warrants and the Warrant Shares by the Corporation has not been reviewed by the SEC and that the Units, the Shares, the Warrants and the Warrant Shares are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

5.4                     The Subscribers understands that the Units, the Shares, the Warrants and the Warrant Shares it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.5                     The Units, the Shares, the Warrants and the Warrant Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units, the Shares, the Warrants or the Warrant Shares.

5.6                     The Subscriber recognizes that the purchase of the Units, the Shares, the Warrants and the Warrant Shares involves a high degree of risk in that the Corporation is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement. The Subscriber further recognizes that an investment in the Corporation is highly speculative and only persons who can afford the loss of their entire investment should consider investing in the Corporation, the Units, the Shares, the Warrants or the Warrant Shares. The Subscriber is financially able to bear the economic risk of an investment in the Corporation and its securities.

5.7                     The Subscriber is not aware of any advertisement of the Units, the Shares, the Warrants or the Warrant Shares.

5.8                     This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

5.9                     The Subscriber has satisfied itself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Units, the Shares, the Warrants or the Warrant Shares or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Units, the Shares, the Warrants or the Warrant Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Units, the Shares, the Warrants or the Warrant Shares; and (v) any restrictions on transfer applicable to any disposition of the Units, the Shares, the Warrants and the Warrant Shares imposed by the jurisdiction in which the Subscriber is resident.

6.                       REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation, represents and warrants to the Subscriber as follows, and acknowledges that the Subscriber is relying upon such representations and warranties in entering into this Agreement:

6.1                     The Corporation has the right and authority to enter into this Agreement and to issue the Shares, the Warrants and the Warrant Shares to the Subscriber, both on the terms and conditions set out herein.

6.2                     The Shares and the Warrant Shares, when issued upon the proper exercise of the Warrants in accordance with the terms and conditions set out therein, will be validly issued, fully paid and non-assessable shares in the Common Stock of the Corporation.

7.                       MISCELLANEOUS

7.1                     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at its corporate office at Suite 408 - 1199 West Pender Street, Vancouver, BC V6E 2R1, Attention: Anthony R. Harvey, Chairman & Chief Executive Officer, and to the Subscriber at its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

7.2                     The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.3                     This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof.

7.4                     Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

7.5                     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

7.6                     Time shall be of the essence of this Agreement.

7.7                     This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held illegal, invalid or unenforceable, such provision shall be severed herefrom and be ineffective to the extent of such illegality, invalidity and unenforceability, and such illegality, invalidity and unenforceability shall not affect or impair the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law.

7.8                     All covenants, agreements, representations on the part of each of the parties, notwithstanding any investigations or enquiries made by any of the parties prior to closing or the waiver of any condition by any of the parties, shall survive the date hereof.

7.9                     This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

Number of Units Subscribed:	3,907,021 Units

Signature of Subscriber or
Authorized Signatory for Subscriber:	/s/ David Dawes

Name of Authorized Signatory for Subscriber
(if Subscriber is not an individual):	David Dawes

Name of Subscriber:	ATON VENTURES FUND LTD.

Address of Subscriber:	3076 Sir Francis Drake's Highway
Road Town, Tortola B.V.I.

Jurisdiction of Incorporation of Subscriber
(if Subscriber is not an individual):	British Virgin Islands

Telephone Number of Subscriber:	XXXXX XXX XX XX

CANYON COPPER CORP.

Signature Of Authorized Signatory:	/s/ Kurt Bordian

Name of Authorized Signatory:	Kurt Bordian

Position of Authorized Signatory:	Treasurer & CFO

Date of Acceptance:	June 29, 2009